UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2023

LADRX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-15327	58-1642740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 826-5648

Former name or former address, if changed since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Series B Junior Participating Preferred Stock Purchase Rights	LADX	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.02 and Item 5.03 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2023, the Board of Directors (the “Board”) of LadRx Corporation (the “Company”) approved the first amendment (the “Plan Amendment”) to the LadRx Corporation 2019 Stock Incentive Plan (the “Plan”), effective as of the same date. The Plan Amendment amends the Plan to (i) reflect the Company’s recent name change from CytRx Corporation to LadRx Corporation, and (ii) increase the aggregate number of shares of common stock, par value $0.001 per share (the “Common Stock”), that may be issued under the Plan, as set forth in Section 4(a) of the Plan, by an additional 75,000 shares of Common Stock.

The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Amendment of Restated Certificate of Incorporation

On September 8, 2023, the Company filed a Certificate of Amendment of Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware to amend and restate in its entirety Section 2 of Article Eighth of the Company’s Restated Certificate of Incorporation, such that commencing with the election of directors at the 2024 annual meeting of stockholders, the director in Class I will be up for election for a one-year term ending at the 2025 annual meeting of stockholders, commencing with the election of directors at the 2025 annual meeting of stockholders, the director in Class III will be up for election for a one-year term ending at the 2026 annual meeting of stockholders, and following the 2026 annual meeting of stockholders, the Board shall no longer be classified and divided into classes and all directors will be elected for a term expiring at the following annual meeting of stockholders or, if earlier, their death or resignation.

As reported below under Item 5.07 of this Current Report on Form 8-K, the Company held Annual Meeting of Stockholders on September 6, 2023 (“Annual Meeting”), at which meeting the Company’s stockholders approved the Certificate of Amendment.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendments to Amended and Restated By-Laws

On September 6, 2023, the Company’s stockholders approved at the Annual Meeting, amendments (collectively, the “Amendments”) to the Company’s Amended and Restated By-Laws (the “By-Laws”), which were previously adopted by the Board on July 14, 2023. The Amendments amend and restate Article III, Section 3 of the Company’s By-Laws in its entirety, such that commencing with the election of directors at the 2024 annual meeting of stockholders, the director in Class I will be up for election for a one-year term ending at the 2025 annual meeting of stockholders. Commencing with the election of directors at the 2025 annual meeting of stockholders, the director in Class III will be up for election for a one-year term ending at the 2026 annual meeting of stockholders, and following the 2026 annual meeting of stockholders, the Board shall no longer be classified and divided into classes.

The Amendments also amend and restate Article III, Section 5 of the Company’s By-Laws in its entirety to permit the removal of any or all of the directors from the Board in the manner as provided in Section 141(k) of the Delaware General Corporation Law.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendments, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

2023 Annual Meeting Results

On September 6, 2023, the Company held its Annual Meeting.

As of the close of business on July 14, 2023, the record date for the Annual Meeting, there were 495,092 shares of Common Stock outstanding and entitled to vote on the proposals described below. The matters described below were submitted to a vote of the Company’s stockholders at the Annual Meeting.

At the beginning of the Annual Meeting, there were 257,076 shares of Common Stock present at the Annual Meeting in person or by proxy, which represented 51.92% of the outstanding shares of Common Stock entitled to vote at the Annual Meeting and which constituted a quorum for the transaction of business.

Mr. Joel Caldwell, the Class II director nominee, was elected and each other matter submitted to a vote of the Company’s stockholders at the Annual Meeting, as described below, was approved by the requisite vote of the Company’s stockholders. The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below. The proposals are described in detail in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on July 28, 2023, and are incorporated herein by reference.

1.	The election of one Class II director, Mr. Joel Caldwell, to serve until the 2026 annual meeting of stockholders.

For	Against	Abstain	Broker Non-Votes
76,717	0	21,942	158,417

2.	The approval to amend the Company’s governing documents (Restated Certificate of Incorporation and By-Laws) to declassify the structure of the Board, such that each director standing for election shall only be eligible to be elected for one-year terms.

For	Against	Abstain	Broker Non-Votes
86,518	10,917	1,224	158,417

3.	The ratification of the appointment of Weinberg & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain	Broker Non-Votes
208,886	36,259	11,931	-

4.	The approval, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
72,379	24,179	2,101	158,417

5.	The approval, on an advisory basis, regarding the frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain
52,459	3,033	39,115	4,052

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of LadRx Corporation
3.2	Amendments to the By-Laws of LadRx Corporation
10.1	Amendment No. 1 to LadRx Corporation 2019 Stock Incentive Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LADRX CORPORATION

Date: September 11, 2023	/s/ John Y. Caloz
John Y. Caloz
Chief Financial Officer